Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 14. Income Taxes – As Restated

The income tax provision consists of the following:

	Years Ended December 31,
	2020	2019
	(in thousands)
Current tax expense (benefit):
Federal	$-	$-
State	-	-

Total current tax expense	$-	$-

Deferred tax expense (benefit):
Federal	$(8,952)	$(2,788)
State	(291)	-
Valuation allowance	9,243	2,788

Total deferred tax expense (benefit)	$-	$-

The components of deferred taxes as of December 31, 2020 and 2019 are as follows:

	Years Ended December 31,
	2020	2019
	(in thousands)
Deferred tax assets:
Federal net operating loss carryforwards	$17,265	$9,083
State net operating loss carryforwards	984	825
Operating lease obligation	1,009	1,209
R&D tax credit	481	-
Other	224	-
Property and equipment, net	29	-
Total deferred tax assets	19,992	11,117

Deferred tax liabilities:
Operating lease right of use asset, net	854	1,045
Intangible assets, net	70	90
Property and equipment, net	-	18
Other	-	139
Total deferred tax liabilities	924	1,292

Total net deferred tax assets (liabilities)	19,068	9,825

Less valuation allowance	(19,068)	(9,825)

Net deferred tax assets (liabilities)	$-	$-

The reconciliation of taxes at the federal statutory rate to the Company’s provision for income taxes for the years ended December 31, 2020, and 2019 was as follows:

	Years Ended December 31,
	2020 as restated	2019
	(in thousands)
Provision at statutory rate of 21%	$68,069	$(2,964)
Non-deductible convertible debt interest expense	227	152
Non-deductible gain related to warrant conversions	(76,293)
State tax expense	(158)
Stock options	54	15
Transaction costs	(2,947)	-
Shares issued in connection with Commercial Matters Agreement (see Notes 4, 5, and 15)	2,100	-
Other	(102)	9
R&D tax credit	(193)	-
Change in valuation allowance	9,243	2,788

	$-	$-

The net change in the total valuation allowance for the year ended December 31, 2020, was an increase of $9.2 million, (compared to an increase of $2.8 million in 2019). In assessing the realizability of deferred tax assets, management considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considered the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences at December 31, 2020.

The Company has federal net operating loss carryforwards of approximately $82.2 million and $43.3 million at December 31, 2020 and 2019, respectively. $10.5 million of this amount will begin to expire in 2036. The remaining $71.7 million has an indefinite carryforward period. The Company also has state net operating loss carryforwards of approximately $12.5 million and $10.5 million at December 31, 2020 and 2019. They will expire beginning in 2036. The Company also has R&D credits of $0.3 million that begin to expire in 2037. The Company’s ability to utilize a portion of its net operating loss carryforwards and credits to offset future taxable income, and tax, respectively, is subject to certain limitations under section 382 of the Internal Revenue Code upon changes in equity ownership of the Company. Due to such limitation, $2.0 million of the Company’s net operating loss and less than $0.1 million of the Company’s R&D credits will expire unused, regardless of taxable income in future years.

The Company files a United States federal income tax return, as well as income tax returns in various states. The tax returns for years 2016 and thereafter remain open for examination.